Exhibit 99.1

             LifePoint Hospitals Reports Third Quarter 2006 Results


    BRENTWOOD, Tenn.--(BUSINESS WIRE)--Oct. 26, 2006--LifePoint
Hospitals, Inc. (NASDAQ: LPNT) today announced results for the third quarter and nine months ended September 30, 2006.

    For the third quarter ended September 30, 2006, revenues from continuing operations were $640.3 million, up 16.6% from $548.9 million for the same period a year ago. Income from continuing operations for the quarter was $34.5 million, or $0.61 per diluted share, compared with income from continuing operations for the third quarter of 2005 of $30.3 million, or $0.54 per diluted share. Net income for the quarter was $34.9 million, or $0.62 per diluted share, compared with net income of $29.6 million, or $0.53 per diluted share, for the prior-year period.

    For the nine months ended September 30, 2006, revenues from continuing operations were $1,799.1 million, up 40.0% from $1,285.3 million for the nine months ended September 30, 2005. Income from continuing operations for the nine months ended September 30, 2006, increased 97.5% to $104.7 million, or $1.86 per diluted share, compared with income from continuing operations of $53.0 million, or $1.08 per diluted share, for the prior-year period. Net income for the nine months ended September 30, 2006, increased 123.3% to $107.8 million, or $1.92 per diluted share, compared with net income of $48.3 million, or $0.98 per diluted share, for the same period in 2005.

    In commenting on the third quarter results, William F. Carpenter III, president and chief executive officer of LifePoint Hospitals, said, "We are pleased to announce strong results in what continues to be a challenging operating environment. Our success this quarter was the result of the focus by everyone throughout our organization on the basics and of working with our physician partners to improve the scope and quality of care in our communities. We remain committed to delivering solid returns on the strong base of assets in our communities throughout the United States."

    A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals' third quarter conference call will be available on line at www.lifepointhospitals.com and www.earnings.com on October 27, 2006, beginning at 10:00 a.m. Eastern Time.

    LifePoint Hospitals, Inc. is a leading hospital company focused on providing healthcare services in non-urban communities in 19 states. Of the Company's 53 hospitals, 49 are in communities where LifePoint Hospitals is the sole community hospital provider. LifePoint Hospitals' non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering compassionate, high quality patient care, supporting physicians, creating an outstanding environment for employees, providing unmatched community value and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with approximately 22,300 employees. More information about LifePoint Hospitals can be found on its website, www.lifepointhospitals.com.

    Important Legal Information

    This release includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint Hospitals' future results are beyond LifePoint Hospitals' ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint Hospitals, are not guarantees of performance of LifePoint Hospitals, and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risks and uncertainties, including, without limitation, (i) the possibility that problems may arise in successfully integrating the businesses of LifePoint Hospitals and Province and achieving cost-cutting synergies or the ability to acquire hospitals on favorable terms and complete budgeted capital improvements successfully; (ii) reduction in payments to healthcare providers by government and commercial third-party payors, as well as changes in the manner in which employers provide healthcare coverage to their employees, including "high deductible" plans; (iii) the possibility of adverse changes in, and requirements of, applicable laws, regulations, policies and procedures; (iv) the ability to manage healthcare risks, including malpractice litigation, and the lack of state and federal tort reform; (v) the availability, cost and terms of insurance coverage; (vi) the highly competitive nature of the healthcare business, including the competition to recruit and retain physicians and other healthcare professionals; (vii) the ability to attract and retain qualified management and personnel; (viii) the geographic concentration of LifePoint Hospitals' operations; (ix) changes in the Company's operating or expansion strategy; (x) the ability to operate and integrate newly acquired facilities successfully; (xi) the availability and terms of capital to fund LifePoint Hospitals' business strategies; (xii) changes in LifePoint Hospitals' liquidity or the amount or terms of its indebtedness and in its credit ratings;
(xiii) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers, including whistleblowers investigations; (xiv) changes in or interpretations of generally accepted accounting principles or practices; (xv) volatility in the market value of LifePoint Hospitals' common stock; (xvi) changes in general economic conditions in the markets LifePoint Hospitals serves; (xvii) LifePoint Hospitals' reliance on information technology systems maintained by HCA - Information and Technology Systems, Inc.; (xviii) the costs of complying with the Americans with Disabilities Act; (xix) possible adverse rulings, judgments, settlements and other outcomes of pending litigation; and (xx) those risks and uncertainties described from time to time in LifePoint Hospitals' filings with the Securities and Exchange Commission. Therefore, LifePoint Hospitals' future results may differ materially from those described in this release. LifePoint Hospitals undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

    All references to "LifePoint Hospitals" as used throughout this release refer to LifePoint Hospitals, Inc. and its subsidiaries.



                      LIFEPOINT HOSPITALS, INC.
      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            Dollars in millions, except per share amounts


                                    Three Months Ended September 30,
                                   -----------------------------------
                                        2006              2005
                                   ----------------  -----------------
                                    Amount   Ratio  Amount    Ratio
                                   --------- ------ ------- ----------
Revenues                             $640.3  100.0% $548.9     100.0%

Salaries and benefits                 252.3   39.4   221.0      40.2
Supplies                               88.9   13.9    76.4      13.9
Other operating expenses              111.5   17.4    90.5      16.5
Provision for doubtful accounts        70.1   10.9    63.5      11.6
Depreciation and amortization          30.4    4.8    28.0       5.2
Interest expense, net                  28.5    4.4    20.4       3.7
Debt retirement costs                     -      -     2.1       0.4
Transaction costs                         -      -    (1.4)     (0.3)
                                      ------ ------ ------- ----------
                                      581.7   90.8   500.5      91.2
                                      ------ ------  ------ ----------

Income from continuing operations
 before minority interests and
 income taxes                          58.6    9.2    48.4       8.8
Minority interests in earnings of
 consolidated entities                  0.4    0.1     0.3         -
                                      ------ ------  ------ ----------
Income from continuing operations
 before income taxes                   58.2    9.1    48.1       8.8
Provision for income taxes             23.7    3.7    17.8       3.3
                                      ------ ------  ------ ----------
Income from continuing operations      34.5    5.4    30.3       5.5
                                      ------ ------  ------ ----------
Discontinued operations, net of
 income taxes:
     Income (loss) from
      discontinued operations          (0.2)     -    (0.5)     (0.1)
     Impairment of assets of
      hospital held for sale              -      -    (0.2)        -
     Net gain (loss) on sale of
      hospitals                         0.6    0.1       -         -
                                      ------ ------ ------- ----------
  Income (loss) from discontinued
   operations                           0.4    0.1    (0.7)     (0.1)
                                      ------ ------  ------ ----------


Cumulative effect of change in
 accounting principle, net of
 income taxes                             -      -       -         -
                                      ------ ------ ------- ----------
Net income                           $ 34.9   5.5 % $ 29.6       5.4%
                                      ====== ======  ====== ==========

Basic earnings (loss) per share:
  Continuing operations              $ 0.62         $ 0.55
  Discontinued operations              0.01          (0.01)
  Cumulative effect of change in
   accounting principle                   -              -
                                   ---------        -------
  Net income                         $ 0.63         $ 0.54
                                      ======         ======

Diluted earnings (loss) per share:
  Continuing operations              $ 0.61         $ 0.54
  Discontinued operations              0.01          (0.01)
  Cumulative effect of change in
   accounting principle                   -              -
                                   ---------        -------
  Net income                         $ 0.62         $ 0.53
                                      ======         ======


                                   Nine Months Ended September 30,
                                --------------------------------------
                                      2006               2005
                                ----------------- --------------------
                                 Amount    Ratio   Amount     Ratio
                                --------- ------- --------- ----------
Revenues                        $1,799.1   100.0% $1,285.3      100.0%

Salaries and benefits              712.2    39.6     515.0       40.1
Supplies                           249.5    13.9     172.4       13.4
Other operating expenses           309.0    17.1     214.1       16.7
Provision for doubtful
 accounts                          197.5    11.0     127.5        9.9
Depreciation and amortization       78.3     4.4      67.8        5.2
Interest expense, net               76.2     4.2      38.2        3.0
Debt retirement costs                  -       -      12.1        0.9
Transaction costs                      -       -      43.2        3.4
                                --------- ------- --------- ----------
                                 1,622.7    90.2   1,190.3       92.6
                                 --------  ------  -------- ----------

Income from continuing
 operations before minority
 interests and income taxes        176.4     9.8      95.0        7.4
Minority interests in earnings
 of consolidated entities            1.1     0.1       0.8        0.1
                                 --------  ------  -------- ----------
Income from continuing
 operations before income
 taxes                             175.3     9.7      94.2        7.3
Provision for income taxes          70.6     3.9      41.2        3.2
                                 --------  ------  -------- ----------
Income from continuing
 operations                        104.7     5.8      53.0        4.1
                                 --------  ------  -------- ----------
Discontinued operations, net
 of income taxes:
     Income (loss) from
      discontinued operations       (1.7)   (0.1)      0.9        0.1
     Impairment of assets of
      hospital held for sale           -       -      (4.9)      (0.4)
     Net gain (loss) on sale
      of hospitals                   4.1     0.3      (0.7)         -
                                 --------  ------  -------- ----------
  Income (loss) from
   discontinued operations           2.4     0.2      (4.7)      (0.3)
                                 --------  ------  -------- ----------


Cumulative effect of change in
 accounting principle, net of
 income taxes                        0.7       -         -          -
                                 --------  ------ --------- ----------
Net income                      $  107.8     6.0% $   48.3        3.8%
                                 ========  ======  ======== ==========

Basic earnings (loss) per
 share:
  Continuing operations         $   1.88             $1.09
  Discontinued operations           0.05             (0.10)
  Cumulative effect of change
   in accounting principle          0.01                 -
                                 --------         ---------
  Net income                    $   1.94             $0.99
                                 ========         =========

Diluted earnings (loss) per
 share:
  Continuing operations         $   1.86             $1.08
  Discontinued operations           0.05             (0.10)
  Cumulative effect of change
   in accounting principle          0.01                 -
                                 --------         ---------
  Net income                    $   1.92             $0.98
                                 ========         =========




                      LIFEPOINT HOSPITALS, INC.
           UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATION
       Dollars and shares in millions, except per share amounts

                                      Three Months     Nine Months
                                           Ended           Ended
                                      September 30,   September 30,
                                      -------------- ----------------
                                       2006   2005    2006    2005(1)
                                      ------ ------- ------- --------
Income from continuing operations     $34.5  $ 30.3  $104.7  $  53.0
Income (loss) from discontinued
 operations                             0.4    (0.7)    2.4     (4.7)
Cumulative effect of change in
 accounting principle                     -       -     0.7        -
                                      ------ ------- ------- --------
                                      $34.9  $ 29.6  $107.8  $  48.3
                                      ====== ======= ======= ========

Basic weighted average number of
 shares                                55.7    55.3    55.6     48.4
Other share equivalents                 0.7     0.9     0.6      0.9
                                      ------ ------- ------- --------
Diluted weighted average number of
 shares and equivalents                56.4    56.2    56.2     49.3
                                      ====== ======= ======= ========

Basic earnings (loss) per share:
  Continuing operations               $0.62  $ 0.55  $ 1.88  $  1.09
  Discontinued operations:
     Income (loss) from discontinued
      operations                          -   (0.01)  (0.03)    0.02
     Impairment of assets of hospital
      held for sale                       -       -       -    (0.10)
     Net gain (loss) on sale of
      hospital                         0.01       -    0.08    (0.02)
                                      ------ -------  ------ --------
     Income (loss) from discontinued
      operations                       0.01   (0.01)   0.05    (0.10)
  Cumulative effect of change in
   accounting principle                   -       -    0.01        -
                                      ------ -------  ------ --------

  Net income                          $0.63  $ 0.54  $ 1.94  $  0.99
                                      ====== =======  ====== ========

Diluted earnings (loss) per share:
  Continuing operations               $0.61  $ 0.54  $ 1.86  $  1.08
  Discontinued operations:
     Income (loss) from discontinued
      operations                          -   (0.01)  (0.03)    0.02
     Impairment of assets of hospital
      held for sale                       -       -       -    (0.10)
     Net gain (loss) on sale of
      hospital                         0.01       -    0.08    (0.02)
                                      ------ -------  ------ --------
     Income (loss) from discontinued
      operations                       0.01   (0.01)   0.05    (0.10)
  Cumulative effect of change in
   accounting principle                   -       -    0.01        -
                                      ------ -------  ------ --------

  Net income                          $0.62  $ 0.53  $ 1.92  $  0.98
                                      ====== ======= ======= ========

(1) The impact of 2.9 million potential weighted average shares of common stock, if converted, and interest expense related to convertible notes were not included in the computation of diluted earnings per share because the effect would have been anti-dilutive.




                      LIFEPOINT HOSPITALS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             In millions

                                               Sept. 30,    Dec. 31,
                                                 2006        2005(1)
                                              ------------ -----------
                    ASSETS                    (Unaudited)

Current assets:
  Cash and cash equivalents                         $47.2       $30.4
  Accounts receivable, less allowances for
   doubtful accounts of $304.8 and $252.9 at
   September 30, 2006 and December 31, 2005,
   respectively                                     336.5       256.8
  Inventories                                        64.9        56.9
  Assets held for sale                               90.4        22.0
  Prepaid expenses                                   17.3        12.0
  Deferred tax assets                                55.7        44.2
  Other current assets                               22.1        11.0
                                              ------------ -----------
                                                    634.1       433.3
Property and equipment:
  Land                                               80.0        64.4
  Buildings and improvements                      1,067.7       986.9
  Equipment                                         580.5       540.3
  Construction in progress                           60.2        77.8
                                              ------------ -----------
                                                  1,788.4     1,669.4
  Accumulated depreciation                         (445.7)     (373.1)
                                              ------------ -----------
                                                  1,342.7     1,296.3

Deferred loan costs, net                             32.4        35.4
Intangible assets, net                               33.2         4.2
Other                                                 4.5         5.5
Goodwill                                          1,601.4     1,449.9
                                              ------------ -----------
                                                 $3,648.3    $3,224.6
                                              ============ ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                 $102.0       $85.6
  Accrued salaries                                   68.3        58.7
  Other current liabilities                         139.7        85.3
  Current maturities of long-term debt                0.9         0.5
                                              ------------ -----------
                                                    310.9       230.1

Long-term debt                                    1,759.8     1,515.8
Deferred income taxes                                73.5       124.0
Professional and general liability claims and
 other liabilities                                   84.9        60.3

Minority interests in equity of consolidated
 entities                                            15.0         6.6

Stockholders' equity:
  Preferred stock                                       -           -
  Common stock                                        0.6         0.6
  Capital in excess of par value                  1,038.8     1,053.1
  Unearned ESOP compensation                         (7.2)       (9.7)
  Unearned compensation on nonvested stock              -       (31.0)
  Accumulated other comprehensive loss              (10.6)          -
  Retained earnings                                 382.6       274.8
                                              ------------ -----------
                                                  1,404.2     1,287.8
                                              ------------ -----------
                                                 $3,648.3    $3,224.6
                                              ============ ===========

(1) Derived from audited financial statements.




                      LIFEPOINT HOSPITALS, INC.
      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             In millions

                                  Three Months        Nine Months
                                       Ended             Ended
                                  September 30,      September 30,
                                 ---------------- --------------------
                                  2006    2005     2006       2005
                                 ------- -------- -------- -----------
Cash flows from operating
 activities:
  Net income                     $ 34.9  $  29.6  $ 107.8   $    48.3
  Adjustments to reconcile net
   income to net cash provided
   by operating activities:
       Loss (income) from
        discontinued operations    (0.4)     0.7     (2.4)        4.7
       Cumulative effect of
        change in accounting
        principle, net of
        income taxes                  -        -     (0.7)          -
       Stock-based compensation     3.7      2.0      9.5         4.2
       ESOP expense (non-cash
        portion)                    2.1      4.5      7.1        11.0
       Depreciation and
        amortization               30.4     28.0     78.3        67.8
       Amortization of deferred
        loan costs                  1.3      1.1      4.0         2.7
       Debt retirement costs          -      2.1        -        12.1
       Transaction costs              -     (1.4)       -        43.2
       Minority interests in
        earnings of
        consolidated entities       0.4      0.3      1.1         0.8
       Deferred income taxes
        (benefit)                  (5.2)   (14.7)    (5.4)        9.7
       Reserve for professional
        and general liability
        claims, net                 3.2     (0.2)     7.3         1.8
       Excess tax benefits from
        employee stock plans          -      0.7        -         8.9
       Increase (decrease) in
        cash from operating
        assets and liabilities,
        net of effects from
        acquisitions and
        divestitures:
            Accounts receivable   (60.6)   (12.7)   (64.5)      (18.6)
            Inventories and
             other current
             assets                (9.9)     5.3    (15.7)        8.7
            Accounts payable
             and accrued
             expenses              38.4      5.3     34.1         2.8
            Income taxes
             payable               21.6     16.0     12.6       (12.3)
  Other                             2.1      1.1      2.6         1.1
                                  ------  -------  -------   ---------
            Net cash provided
             by operating
             activities -
             continuing
             operations            62.0     67.7    175.7       196.9
            Net cash (used in)
             provided by
             operating
             activities -
             discontinued
             operations           (12.6)     5.3    (12.8)        8.5
                                  ------  -------  -------   ---------
            Net cash provided
             by operating
             activities            49.4     73.0    162.9       205.4
                                  ------  -------  -------   ---------

Cash flows from investing
 activities:
  Purchase of property and
   equipment                      (39.5)   (47.6)  (134.5)     (108.0)
  Acquisitions, net of cash
   acquired                       (20.4)    (3.6)  (281.0)     (963.3)
  Other                            (0.1)    (0.2)    (0.7)       (0.8)
                                  ------  -------  -------   ---------
         Net cash used in
          investing activities
          - continuing
          operations              (60.0)   (51.4)  (416.2)   (1,072.1)
         Net cash provided by
          (used in) investing
          activities -
          discontinued
          operations                1.0     (0.8)    28.6        31.7
                                  ------  -------  -------   ---------
         Net cash used in
          investing activities    (59.0)   (52.2)  (387.6)   (1,040.4)
                                  ------  -------  -------   ---------

Cash flows from financing
 activities:
  Proceeds from borrowings            -    375.0    260.0     1,967.0
  Payments of borrowings              -   (402.6)   (20.0)   (1,111.8)
  Proceeds from exercise of
   stock options                      -      1.7      0.3        43.3
  Proceeds from employee stock
   purchase plans                   1.3      0.3      3.0         1.4
  Payment of debt issue costs      (0.6)    (8.9)    (1.0)      (40.7)
  Other                            (0.2)    (0.1)    (0.8)       (3.6)
                                  ------  -------  -------   ---------
         Net cash provided by
          (used in) financing
          activities                0.5    (34.6)   241.5       855.6
                                  ------  -------  -------   ---------

Change in cash and cash
 equivalents                       (9.1)   (13.8)    16.8        20.6
Cash and cash equivalents at
 beginning of period               56.3     53.0     30.4        18.6
                                  ------  -------  -------   ---------
Cash and cash equivalents at
 end of period                   $ 47.2  $  39.2  $  47.2   $    39.2
                                  ======  =======  =======   =========

Supplemental disclosure of cash
 flow information:
  Interest payments              $ 19.0  $  19.8  $  64.0   $    43.3
                                  ======  =======  =======   =========
  Capitalized interest           $  0.5  $   1.1  $   0.8   $     2.3
                                  ======  =======  =======   =========
  Income taxes paid, net         $  7.1  $  15.7  $  63.3   $    35.7
                                  ======  =======  =======   =========




                      LIFEPOINT HOSPITALS, INC.
                         UNAUDITED STATISTICS


                                              Three Months Ended
                                                September 30,
                                         -----------------------------

                                           2006      2005    %Change
                                          --------  -------- ---------
Continuing Operations: (1)
Number of hospitals at end of period           51        48      6.3%
Admissions                                 48,952    44,450     10.1
Equivalent admissions (2)                  96,664    87,741     10.2
Licensed beds at end of period              5,705     5,338      6.9
Weighted average licensed beds              5,755     5,338      7.8
Revenues ($ in millions)                 $  640.3  $  548.9     16.6
Revenues per equivalent admission        $  6,623  $  6,256      5.9
Outpatient factor (2)                        1.97      1.97        -
Emergency room visits                     225,378   209,738      7.5
Inpatient surgeries                        14,918    13,108     13.8
Outpatient surgeries                       36,654    34,323      6.8
Average daily census                        2,236     2,007     11.4
Average length of stay                        4.2       4.2        -
Medicare case mix index                      1.21      1.23     (1.6)

Same-Hospital: (3)
Number of hospitals at end of period           49        48      2.1
Admissions                                 44,392    44,450     (0.1)
Equivalent admissions (2)                  88,708    87,741      1.1
Licensed beds at end of period              5,205     5,338     (2.5)
Weighted average licensed beds              5,209     5,338     (2.4)
Revenues ($ in millions)                 $  595.5  $  548.9      8.5
Revenues per equivalent admission        $  6,714  $  6,256      7.3
Outpatient factor (2)                        2.00      1.97      1.5
Emergency room visits                     209,075   209,738     (0.3)
Inpatient surgeries                        13,593    13,108      3.7
Outpatient surgeries                       34,062    34,323     (0.8)
Average daily census                        2,029     2,007      1.1
Average length of stay                        4.2       4.2        -
Medicare case mix index                      1.22      1.23     (0.8)



                                              Nine Months Ended
                                                September 30,
                                         ----------------------------

                                           2006      2005    %Change
                                          --------  -------- --------
Continuing Operations: (1)
Number of hospitals at end of period           51        48      6.3%
Admissions                                140,978   108,796     29.6
Equivalent admissions (2)                 275,471   213,023     29.3
Licensed beds at end of period              5,705     5,338      6.9
Weighted average licensed beds              5,411     4,180     29.4
Revenues ($ in millions)                 $1,799.1  $1,285.3     40.0
Revenues per equivalent admission        $  6,531  $  6,034      8.2
Outpatient factor (2)                        1.95      1.96     (0.6)
Emergency room visits                     637,410   497,978     28.0
Inpatient surgeries                        41,930    31,214     34.3
Outpatient surgeries                      105,490    84,008     25.6
Average daily census                        2,197     1,640     34.0
Average length of stay                        4.3       4.1      4.9
Medicare case mix index                      1.22      1.21      0.8

Same-Hospital: (3)
Number of hospitals at end of period
Admissions
Equivalent admissions (2)
Licensed beds at end of period
Weighted average licensed beds
Revenues ($ in millions)
Revenues per equivalent admission
Outpatient factor (2)
Emergency room visits
Inpatient surgeries
Outpatient surgeries
Average daily census
Average length of stay
Medicare case mix index


(1) Continuing operations excludes the operations of hospitals that the Company classifies as discontinued operations.
(2) Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue). The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.
(3) Same-hospital information includes 48 hospitals operated during the three months ended September 30, 2006 and 2005. Same-hospital information also includes the operations of Valley View Medical Center, which was opened during November 2005 and replaced Colorado River Medical Center, which was converted to a critical access hospital. The costs of corporate overhead and discontinued operations are excluded from same-hospital information.





                   LIFEPOINT HOSPITALS, INC.
               UNAUDITED SUPPLEMENTAL INFORMATION
                      Dollars in millions

Adjusted EBITDA is defined as earnings before depreciation and amortization, interest expense, debt retirement costs, transaction costs, minority interests in earnings of consolidated entities, income taxes, discontinued operations and cumulative effect of change in accounting principle. LifePoint's management and Board of Directors use adjusted EBITDA to evaluate the Company's operating performance and as a measure of performance for incentive compensation purposes. LifePoint's credit facilities use adjusted EBITDA for numerous financial covenants. The Company believes adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Effective January 1, 2006, the Company reclassified its ESOP expense into salaries and benefits expense due to its ESOP expense now partially consisting of cash payments. ESOP expense for all prior periods has been reclassified to conform to the 2006 presentation.




                                           Three Months Ended
                                              September 30,
                                   -----------------------------------
                                        2006              2005
                                   ---------------- ------------------
                                    Amount   Ratio    Amount    Ratio
                                   --------- ------ ---------- -------
Revenues                           $  640.3  100.0% $   548.9   100.0%
Salaries and benefits                 252.3   39.4      221.0    40.2
Supplies                               88.9   13.9       76.4    13.9
Other operating expenses              111.5   17.4       90.5    16.5
Provision for doubtful accounts        70.1   10.9       63.5    11.6
                                    -------- ------  --------- -------
Adjusted EBITDA                    $  117.5   18.4% $    97.5    17.8%
                                    ======== ======  ========= =======

                                             Nine Months Ended
                                               September 30,
                                     ---------------------------------
                                          2006             2005
                                     ---------------- ----------------
                                      Amount   Ratio   Amount   Ratio
                                     --------- ------ --------- ------
Revenues                             $1,799.1  100.0% $1,285.3  100.0%
Salaries and benefits                   712.2   39.6     515.0   40.1
Supplies                                249.5   13.9     172.4   13.4
Other operating expenses                309.0   17.1     214.1   16.7
Provision for doubtful accounts         197.5   11.0     127.5    9.9
                                      -------- ------  -------- ------
Adjusted EBITDA                      $  330.9   18.4% $  256.3   19.9%
                                      ======== ======  ======== ======





The following table reconciles adjusted EBITDA as presented above to net income as reflected in the unaudited condensed consolidated statements of operations:



                                        Three Months    Nine Months
                                             Ended          Ended
                                        September 30,   September 30,
                                        -------------- ---------------
                                         2006    2005   2006    2005
                                         ------  -----  ------  ------
Adjusted EBITDA                         $117.5  $97.5  $330.9  $256.3

Less:
  Depreciation and amortization           30.4   28.0    78.3    67.8
  Interest expense, net                   28.5   20.4    76.2    38.2
  Debt retirement costs                      -    2.1       -    12.1
  Transaction costs                          -   (1.4)      -    43.2
  Minority interests in earnings of
   consolidated entities                   0.4    0.3     1.1     0.8
  Provision for income taxes              23.7   17.8    70.6    41.2
  Loss (income) from discontinued
   operations                             (0.4)   0.7    (2.4)    4.7
  Cumulative effect of change in
   accounting principle                      -      -    (0.7)      -
                                        ------- ------  ------ -------
Net income $                              34.9  $29.6  $107.8  $ 48.3
                                         ======  =====  ======  ======




    CONTACT: LifePoint Hospitals, Inc.
             Michael J. Culotta, Chief Financial Officer, 615-372-8512